MLIC Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Michael F. Anderson
Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Flexible Premium Deferred Variable Annuity	333-207276

IN WITNESS WHEREOF, this 23 day of April, 2018

/s/ Michael F. Anderson
Michael F. Anderson

MLIC Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Michael T. Defnet
Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Flexible Premium Deferred Variable Annuity	333-207276

.

IN WITNESS WHEREOF, this 23 day of April, 2018

/s/ Michael T. Defnet
Michael T. Defnet

MLIC Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

William A. Karls
Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, and/or the Investment Company Act of 1940, as amended, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Flexible Premium Deferred Variable Annuity	333-207276

IN WITNESS WHEREOF, this 23 day of April, 2018

/s/ William A. Karls
William A. Karls

MLIC Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

David L. Sweitzer
Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Flexible Premium Deferred Variable Annuity	333-207276

IN WITNESS WHEREOF, this 23 day of April, 2018

/s/ David L. Sweitzer
David L. Sweitzer

MLIC Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Brian J. Borakove
Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Flexible Premium Deferred Variable Annuity	333-207276

IN WITNESS WHEREOF, this 23 day of April, 2018

/s/ Brian J. Borakove
Brian J. Borakove

MLIC Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Steven R. Suleski
Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Flexible Premium Deferred Variable Annuity	333-207276

IN WITNESS WHEREOF, this 23 day of April, 2018

/s/ Steven R. Suleski
Steven R. Suleski